SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 September 18, 2006
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


         475 Aviation Boulevard, Suite 100, Santa Rosa, California 95403
         ---------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (800) 304-4156
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 19, 2006, American TonerServ Corp. (the "Company") entered into an Employment Letter with Andrew A. Beaurline, who was also elected to serve as Sr. Vice President of Corporate Development and Strategy of the Company on that date. The Employment Letter contains the terms of his employment and a description of his compensation arrangements as summarized below.

     The compensation package for Andrew A. Beaurline as the Company's Sr. Vice President of Corporate Development and Strategy provides for base compensation of $180,000 per year. Mr. Beaurline's compensation will accrue but not be paid until the Company receives funding of at least $750,000. Mr. Beaurline's salary will be reviewed annually thereafter. Mr. Beaurline will receive an opportunity to achieve cash bonus equal to 30% of his base salary and a $20,000 bonus if the Company achieves a specified level of annualized revenues by December 31, 2006. Additionally, Mr. Beaurline was granted options to purchase up to 4,000,000 shares of the Company at $0.15 per share. The options will vest as to 1,000,000 share increments upon the Company achieving certain levels of annualized revenues.

     On September 18, 2006, the Company completed the sale of seven and one half Units of securities in a private offering at a purchase price of $50,000 per Unit. Each Unit consists of a 10% Convertible Note in the principal amount of $49,999 (the "Notes") and a detachable warrant to purchase shares of the Company's Common Stock (the "Warrants"). The Notes bear interest at the rate of 10% per annum and become due and payable in full two years after issuance. The Notes may be converted, at the option of the holder, into shares of Common Stock upon the sale and issuance of Common Stock by the Company in a PIPE ("Private Investment in a Public Entity") offering resulting in gross proceeds of not less than $3,000,000 (a "$3 Million Qualified Offering"). The conversion term will expire six months after the Company completes a $3 Million Qualified Offering. The Notes will be automatically converted into shares of Common stock upon the sale and issuance of Common Stock by the Company in a PIPE offering resulting in gross proceeds of not less than $5,000,000 (a "$5 Million Qualified Offering").The price at which this Note may be converted into Common Stock (the "Conversion Price") shall be the average price at which the first $1.0 million of Common Stock is sold in a $3 Million or $5 Million Qualified Offering, whichever may occur.

     The form of the Note is filed herewith as Exhibit 10.2.

     The Warrants provide that the holder may purchase a number of shares equal 40% of the number of shares a holder would receive if he or she converted their Notes into shares of Common Stock. The exercise price will be average sales price of Common Stock sold in the first $1.0 million of a $5 Million Qualified Offering. The Warrants become exercisable upon a closing of the $5 Million Qualified Offering and will be exercisable for a period of twelve months thereafter.

     The form of the Warrants is filed herewith as Exhibit 10.3.


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     The purchasers of the Units included, among others, Bram Enterprises, a principal shareholder of the Company, Andrew Beaurline, Sr. Vice President of Corporate Development and Strategy, Jim Laier, Mary Frances Laier, and Jack Stuppin.

     The Company has agreed to file a registration statement under the Securities Act of 1933, as amended, covering the resale of shares of Common Stock issued upon the conversion of Notes or which may be issued upon exercise of the Warrants. The registration statement would be filed as soon
as possible after completion of a $5 Million Qualified Public Offering.   The
Company will also have the discretion to authorize the filing of such a registration statement at any time.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On September 18, 2006, the Company completed the sale of seven and one half Units consisting of 10% Convertible Notes and Warrants to purchase common stock at $50,000 per Unit for aggregate proceeds of $375,000. The terms of the securities that comprise the Units are discussed Under Item 1.01 of this report on Form 8-K.

     The Units were sold to five accredited investors. Included among the investors are Bram Enterprises, a principal shareholder of the Company, which purchased one and one half Units; Andrew Beaurline, Sr. Vice President of Corporate Development and Strategy, who purchased one half Unit; Jim Laier; Mary Frances Laier; and Jack Stuppin.

     In connection with these sales, the Company relied on the exemption from registration under the Securities Act of 1933, as amended (the "Act") as provided in Section 4(2) of the Act. The number of persons was limited and each person is an "accredited investor" as defined in Regulation D under the Securities Act. The Company provided a private placement memorandum to the investors and each investor was given access to complete information concerning the Company. Each investor represented that they were acquiring the securities for investment purposes. A customary restrictive legend was placed on each of the certificates for such securities. The Company filed a Form D with the SEC related to this offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The exhibits identified below are filed as part of this report:

     Exhibit 10.1  Employment Letter with Andrew A. Beaurline

     Exhibit 10.2  Form of 10% Convertible Note for 2006 Offering

     Exhibit 10.3  Form of Warrant to Purchase Common Stock for 2006 Offering

     Exhibit 10.4  Form of Registration Rights Agreement for 2006 Offering




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: September 22, 2005           By: /s/ Daniel J. Brinker
                                        Daniel J. Brinker, President






































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